UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          July 31, 2003 (July 31, 2003)


                              SAMSONITE CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-23214                   36-3511556
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(State or other             (Commission File Number)       (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)


11200 East 45th Avenue
Denver, Colorado                                             80239-3018
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(Address of principal executive offices)                     (Zip Code)


                                 (303) 373-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5. Other Events.
        ------------

         On July 31, 2003, Samsonite Corporation (the "Company") closed its previously announced recapitalization plan pursuant to the terms of the recapitalization agreement with Ares Corporate Opportunities Fund, L.P., Bain Capital (Europe) LLC and Ontario Teachers' Pension Plan Board. Further information relating to the closing of the recapitalization is contained in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, and the detailed terms of the recapitalization are set forth in the recapitalization agreement, including various exhibits thereto, a copy of which is attached to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2003 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Financial Statements of Business Acquired

         Not Applicable

(b)      Pro Forma Financial Information

         Not Applicable

(c)      Exhibits

Exhibit Number    Description

99.1 Press Release issued by Samsonite Corporation on July 31, 2003, announcing the closing of the previously announced recapitalization plan.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      SAMSONITE CORPORATION
                                           (Registrant)

                                      By: /s/ Richard H. Wiley
                                         ---------------------------------
                                            Name:  Richard H. Wiley
                                            Title: Chief Financial Officer,
                                                   Treasurer and Secretary

Dated: July 31, 2003

                               INDEX TO EXHIBITS

Exhibit Number    Description

99.1 Press Release issued by Samsonite Corporation on July 31, 2003, announcing the closing of the previously announced recapitalization plan.